Putnam
Investment Grade
Municipal Trust III

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Perhaps the best way to look at fiscal 1999's performance of Putnam Investment Grade Municipal Trust III -- and the rest of the bond market, for that matter -- is to focus on the opportunities that should lie in the wake of the market's second worst year on record. Rising interest rates have pulled bond yields higher, but in so doing they have driven prices lower. The result has been subdued total returns across the board.

Municipal bonds are now yielding almost 97% as much as taxable bonds. This has attractive tax implications, especially for higher-income investors. Richard Wyke, your fund's manager, took advantage of this situation during the fiscal year. However, Rick was not looking only at the current income stream. He was also focusing on the attractive prices of some issues with solid credentials -- and the potential positive effect on the portfolio that an upswing in the bond market would have.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 15, 1999


Report from the Fund Manager

Richard P. Wyke

If history tells us anything about bond investing, it is this: Buying a bond fund after a bad year is often a smart thing to do. The bond market has endured its toughest year since 1994 and the second-worst year on record, the result of three moves by the Federal Reserve Board to raise interest rates. Within this challenging market environment, Putnam Investment Grade Municipal Trust III met its goals of seeking high current tax-exempt income by investing primarily in investment grade municipal bonds. Not surprisingly though, along with higher interest rates came falling bond prices and the fund's total return performance reflects this unavoidable relationship.

Total return for 12 months ended 10/31/99

                       NAV                  Market price
------------------------------------------------------------------------
                     -3.76%                   -16.97%
------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.

* MANAGEMENT MAINTAINS CONFIDENCE IN MUNICIPAL BONDS

After the bond bear markets of 1989 and 1994, considerable buying opportunities were available to investors. We believe that similar opportunities are present now for several reasons. The first is that a municipal bond currently offers a 6% yield, an extremely high level for the tax-free sector, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, after-tax, after-inflation income levels are the highest investors have seen in years.

In addition, after three interest-rate increases by the Fed and several inflation scares, it seems that most of the potentially negative developments have already been priced into the market. We do not expect that substantial inflation will materialize over the next several months.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities               20.9%

Transportation          18.2%

Health care             16.0%

Water and sewerage      12.3%

Waste management         6.4%

Footnote reads:
*Based on net assets as of 10/31/99. Holdings will vary over time.


Transportation remains one of the portfolio's largest sectors with holdings including both airline and toll road bonds. The Denver City and County Airport revenue bonds continue to provide the fund with an unusually high coupon of 8.75% even though some of the bonds have been prerefunded and subsequently earned Aaa ratings. The Foothill/Eastern Transit Corridor Agency Toll Road revenue bonds in California performed well, especially in light of a prerefunding which took place in the spring. As a result of the prerefunding, the bonds were upgraded to carry the highest credit rating (AAA), which was good news for investors. After the prerefunding and during the period, Rick believed that these bonds had reached their peak potential and subsequently sold them.

The health-care industry remained an important contributor to your fund's performance. Selectivity is crucial because hospitals are going through some difficult times as a result of legislation enacted several years ago. For this reason, many of the fund's health-care holdings are insured and carry the highest AAA/Aaa ratings. The health-care bonds from the lower end of the investment-grade spectrum (BBB/Baa) are important too because they offer a healthy injection of higher yields into the portfolio.

One other important strategy we have used involves investing in intermediate to long/intermediate maturities. As interest rates have fallen and the yield curve has steepened, longer intermediate bonds have outperformed other maturity ranges. Additionally, within each maturity range, we rely heavily on credit analysis as an additional tool to evaluate investments for the fund.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 17.7%

Baa/BBB -- 27.9%

Ba/BB -- 3.7%

Aaa/AAA -- 42.1%

Aa/AA -- 8.6%

Footnote reads:
*As a percentage of market value as of 10/31/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund also relies on a leveraging strategy to enhance income. In leveraging, the fund issues and sells preferred shares to institutional short-term investors at low rates and reinvests the proceeds in longer-term higher-paying bonds. After earnings from the bonds are used to pay dividends to the preferred shareholders, the surplus is used to enhance income.

* STRONGER POTENTIAL FOR BONDS SEEN IN NEAR FUTURE

The threat of inflation remains the primary force driving volatility in both the bond and stock markets. The historical connection between prolonged growth and inflation haunts the markets, even as actual reported inflation remains low. Fortunately the most recent interest-rate increase had already been priced into the bond market's adverse behavior, clearing the way for better performance.

Furthermore, with equities beginning to look vulnerable and with concern over Y2K issues likely to grow in the coming months, bonds may gain appeal as a safe haven asset in the fourth quarter.

With this sentiment and the belief that bonds are fairly valued as of this writing, we are inclined to take slightly more risk in the fund now, extending maturities as opportunities arise. It has always been our belief that choppy markets provide the opportunity to add yield, find exceptional credits, and improve call protection -- strategies that can be extremely rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust III is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/99

                                              Lehman Brothers
                                     Market      Municipal        Consumer
(common shares)              NAV     price      Bond Index      price index
---------------------------------------------------------------------------
1 year                      -3.76%  -16.97%       -1.78%           2.69%
---------------------------------------------------------------------------
5 years                     36.54    45.69        39.77           12.51
Annual average               6.43     7.82         6.93            2.39
---------------------------------------------------------------------------
Life of fund (11/29/93)     27.31     4.02        34.90           15.36
Annual average               4.16     0.67         5.19            2.44
---------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/99

---------------------------------------------------------------------------
Distributions (common shares)
---------------------------------------------------------------------------
Number                                                  12
---------------------------------------------------------------------------
Income                                                $0.790
---------------------------------------------------------------------------
Capital gains1                                          --
---------------------------------------------------------------------------
  Total                                               $0.790
---------------------------------------------------------------------------
Preferred shares Series A (200 shares)
---------------------------------------------------------------------------
Income                                              $1,615.70
---------------------------------------------------------------------------
Capital gains1                                          --
---------------------------------------------------------------------------
  Total                                             $1,615.70
---------------------------------------------------------------------------
Share value (common shares)                    NAV            Market price
---------------------------------------------------------------------------
10/31/98                                      $13.51            $13.688
---------------------------------------------------------------------------
10/31/99                                       12.24             10.688
---------------------------------------------------------------------------
Current return (common shares)
---------------------------------------------------------------------------
Current dividend rate2                          6.03%             6.91%
---------------------------------------------------------------------------
Taxable equivalent3                             9.98             11.44
---------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/99 (most recent calendar quarter)

                                                              Market
(common shares)                                NAV            price
--------------------------------------------------------------------------
1 year                                        -2.67%         -14.81%
--------------------------------------------------------------------------
5 years                                       35.38           41.37
Annual average                                 6.25            7.17
--------------------------------------------------------------------------
Life of fund (11/29/93)                       29.26            5.23
Annual average                                 4.50            0.88
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended October 31, 1999

To the Trustees and Shareholders of
Putnam Investment Grade Municipal Trust III

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust III (the "fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 1999



The fund's portfolio
October 31, 1999

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FSA                   -- Financial Security Assurance
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
IF COP                -- Inverse Floating Rate Certificate of Participation
MBIA                  -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (96.9%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alaska (1.8%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,000,000  Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                       7 1/8s, 12/1/25                                                          Aa1         $    1,067,500

Arkansas (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            400,000  Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28                     Baa2               342,000

California (4.9%)
--------------------------------------------------------------------------------------------------------------------------
          1,250,000  CA State U. IFB, AMBAC, 8.443s, 11/1/21
                       (acquired 9/2/94, cost $1,339,094) (RES)                                 Aaa              1,372,988
            500,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB                416,875
          1,000,000  San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                       5.681s, 4/23/08 (SEG)                                                    Aaa              1,107,500
                                                                                                             -------------
                                                                                                                 2,897,363

Colorado (10.2%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds
          2,205,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             2,386,913
            795,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa                876,488
          1,370,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             1,443,706
            130,000    Ser. A, 8 1/2s, 11/15/23, Prerefunded                                    Aaa                138,289
          1,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             1,166,250
                                                                                                             -------------
                                                                                                                 6,011,646

District of Columbia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            600,000  DC G.O. bonds, Ser. B, FSA, 5 1/4s, 6/1/26                                 AAA                523,500

Florida (5.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Broward Cnty., Resource Recvy. Rev. Bonds
            880,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A+                 908,345
          1,795,000    (Waste-Energy LP North), 7.95s, 12/1/08                                  A+               1,852,817
            500,000  Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                       (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                            A2                 476,875
                                                                                                             -------------
                                                                                                                 3,238,037

Georgia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 9.307s, 8/1/10                          Aaa                544,375

Illinois (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             1,683,750
            750,000  IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                       Syst./Sunbelt Obligation), 5.65s, 11/15/24                               AAA                643,125
          1,605,000  IL Hlth. Fac. Auth. Rev. Bonds (Glenoaks Med. Ctr.),
                       Ser. D, 9 1/2s, 11/15/15                                                 A-               1,708,490
                                                                                                             -------------
                                                                                                                 4,035,365

Indiana (3.5%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Marion Cnty., Ind. Convention & Recreation Fac.
                       Auth. Rev. Bonds (Excise Tax Rev. Lease Rental),
                       Ser. A, AMBAC, 7s, 6/1/21                                                Aaa              2,092,500

Kansas (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Burlington, Poll. Ctrl. Rev. Bonds (Kansas Gas &
                       Electric Co.), MBIA, 7s, 6/1/31                                          Aaa              2,520,000

Kentucky (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Boone Cnty., Poll. Ctrl. Rev. Bonds (Dayton Pwr. &
                       Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                       Aa3              1,037,500

Louisiana (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,420,000  Beauregard, Parish Rev. Bonds
                       (Boise Cascade Corp.), 7 3/4s, 6/1/21                                    Baa3             1,487,450

Massachusetts (5.2%)
--------------------------------------------------------------------------------------------------------------------------
            750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                       Central MA), Ser. B, AMBAC, 9.92s, 6/23/22                               Aaa                810,000
          1,000,000  MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                       6.15s, 12/1/29                                                           Aaa              1,000,000
            830,000  MA State Port Auth. Rev. Bonds, AMBAC,
                       13s, 7/1/13                                                              Aaa              1,276,125
                                                                                                             -------------
                                                                                                                 3,086,125

Minnesota (1.7%)
--------------------------------------------------------------------------------------------------------------------------
            925,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                       Ser. A-9, FSA, 7.1s, 1/1/30                                              Aaa                987,438

Mississippi (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Mississippi Bus. Fin. Corp. Poll. Ctrl. Rev. Bonds
                       (Syst. Energy Res., Inc.), 5.9s, 5/1/22                                  BBB-               440,000

Nevada (3.3%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          1,000,000    (NV Pwr. Co.), Ser. A, 5.9s, 11/1/32                                     BBB                908,750
          1,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             1,058,750
                                                                                                             -------------
                                                                                                                 1,967,500

New Jersey (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,165,000  NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                       (Newcomb Med. Ctr.), Ser. A, 7 7/8s, 7/1/03                              Ba3              1,191,387

New York (9.6%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  Metropolitan Trans. Auth. Commuter Fac.
                       Rev. Bonds, Ser. A, MBIA, 5 5/8s, 7/1/27                                 Aaa                473,125
            725,000  NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                                A3                 779,375
            275,000  NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06,
                       Prerefunded                                                              A3                 296,656
                     NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
          2,000,000    Ser. C, 7 3/4s, 6/15/20                                                  Aaa              2,137,500
          1,000,000    Ser. B, 5 3/4s, 6/15/26                                                  A1                 950,000
          1,000,000  NY State Energy Res. & Dev. Auth. Elec. Fac.
                       Rev. Bonds (Cons. Edison Co. of NY, Inc.),
                       Ser. A, 7 1/2s, 1/1/26                                                   A1               1,015,360
                                                                                                             -------------
                                                                                                                 5,652,016

North Carolina (3.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds
          1,000,000    (No. 1 Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                            BBB+               980,000
            500,000    Ser. B, 5.65s, 1/1/16                                                    BBB                458,125
            500,000  NC Muni. Pwr. Agcy. Syst. Rev. Bonds, Ser. A,
                       5 3/4s, 1/1/26                                                           BBB                443,125
                                                                                                             -------------
                                                                                                                 1,881,250

Ohio (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            400,000  OH State Env. Impt. Rev. Bonds (USX Corp.),
                       5 5/8s, 5/1/29                                                           Baa2               352,000

Oklahoma (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            200,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  BBB+               162,750

Pennsylvania (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                       (Environmental Impt.) 6.7s, 12/1/20                                      Baa2             1,035,000
          1,000,000  Delaware Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                       6.2s, 7/1/19                                                             BB-                930,000
                                                                                                             -------------
                                                                                                                 1,965,000

Puerto Rico (0.9%)
--------------------------------------------------------------------------------------------------------------------------
            500,000  PR Elec. Pwr. Auth. IFB, FSA, 8.018s, 7/1/23                               Aaa                552,500

Tennessee (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          2,700,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 9.23s, 1/1/22                              Aaa              2,983,500

Texas (12.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,400,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/18                                AAA/P            2,655,000
          1,000,000  Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines), 6 3/8s, 5/1/35                           Baa1               958,750
          1,250,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       10.595s, 6/22/21                                                         Aaa              1,387,500
          2,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               2,157,500
            300,000  Tomball, Hosp. Auth. Rev. Bonds
                       (Tomball Regl. Hosp.), 6s, 7/1/29                                        BBB/P              270,000
                                                                                                             -------------
                                                                                                                 7,428,750

Virginia (1.7%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  VA State Hsg. Dev. Auth. Rev. Bonds, Ser. A,
                       7.1s, 1/1/17                                                             Aa1              1,026,250

Washington (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              1,771,873
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $58,425,752) (b)                                                  $57,245,575
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $59,048,456.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      October 31, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $58,497,016, resulting in gross unrealized appreciation and depreciation of $1,006,984 and $2,258,425, respectively, or net unrealized depreciation of $1,251,441.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      October 31, 1999 was $1,372,988 or 2.3% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31,1999.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 1999.

      The fund had the following industry group concentrations greater than 10% at October 31, 1999  (as a percentage of net assets):

            Utilities         20.9%
            Transportation    18.2
            Health care       16.0
            Water and sewer   12.3

      The fund had the following insurance concentrations greater than 10% at October 31, 1999 (as a percentage of net assets):
            AMBAC             14.5%
            MBIA              10.0


-------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1999

                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Depreciation
-------------------------------------------------------------------------------
Municipal Index Future
(long)                  $14,900,625   $15,220,394         Dec-99    $(319,769)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
October 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $58,425,752) (Note 1)                                              $57,245,575
-----------------------------------------------------------------------------------------------
Cash                                                                                  1,817,074
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   1,393,456
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                           85,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         135,000
-----------------------------------------------------------------------------------------------
Total assets                                                                         60,676,105

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   246,437
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                        976,345
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            106,671
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian services (Note 2)                          241,562
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            10,118
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                354
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   46,162
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     1,627,649
-----------------------------------------------------------------------------------------------
Net assets                                                                          $59,048,456

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (200 shares issued and
outstanding at $50,000 per share) (Note 4)                                          $10,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)              55,813,561
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (308,110)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (4,957,049)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (1,499,946)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                          $59,048,456

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                $10,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           16,069
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares -- liquidation preference       $10,016,069
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                               $49,032,387
-----------------------------------------------------------------------------------------------
Net asset value per common share
($49,032,387 divided by 4,007,092 shares)                                                $12.24
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1999
Tax exempt interest income:                                                         $ 4,022,495
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        437,362
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           64,641
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,410
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          3,473
-----------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                               417
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  13,489
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 59,112
-----------------------------------------------------------------------------------------------
Legal                                                                                     1,749
-----------------------------------------------------------------------------------------------
Postage                                                                                   5,853
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                   39,777
-----------------------------------------------------------------------------------------------
Other                                                                                    13,420
-----------------------------------------------------------------------------------------------
Total expenses                                                                          648,778
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (18,744)
-----------------------------------------------------------------------------------------------
Net expenses                                                                            630,034
-----------------------------------------------------------------------------------------------
Net investment income                                                                 3,392,461
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        218,365
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (696,443)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year               (4,526,104)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (5,004,182)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                $(1,611,721)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended October 31
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $ 3,392,461     $ 3,194,222
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (478,078)        581,723
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                            (4,526,104)        440,582
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (1,611,721)      4,216,527

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                             (323,140)       (359,515)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$16,069 and $14,904, respectively)                                                   (1,934,861)      3,857,012

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (3,123,262)     (3,206,786)
---------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                      (42,020)             --
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                              (5,100,143)        650,226

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                    64,148,599      63,498,373
---------------------------------------------------------------------------------------------------------------
End of year (including distributions in excess
of net investment income of $308,110 and
$212,149, respectively)                                                             $59,048,456     $64,148,599

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning
and end of year                                                                       4,007,092       4,007,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                                200             200
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                         Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                    $13.51           $13.35           $13.02           $13.22           $12.36
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .85              .80              .86              .82              .90
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          (1.25)             .25              .36             (.13)             .85
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                (.40)            1.05             1.22              .69             1.75
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.08)            (.09)            (.09)            (.09)            (.09)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.78)            (.80)            (.80)            (.80)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.01)              --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                 (.87)            (.89)            (.89)            (.89)            (.89)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                    $12.24           $13.51           $13.35           $13.02           $13.22
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                   $10.688          $13.688          $12.875          $11.875          $11.875
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
market value
(common shares) (%)(a)                             (16.97)           12.92            15.54             6.89            25.77
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                       $59,048          $64,149          $63,498          $62,166          $62,985
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.24             1.21             1.30             1.30             1.23
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         5.86             5.25             5.90             5.59             6.30
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         17.20            28.13            37.75           123.89           165.21
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)



Notes to financial statements
October 31, 1999

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust III, (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1999, the fund had a capital loss carryover of approximately $4,873,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover              Expiration
--------------              ----------------
    $1,504,000              October 31, 2002
     1,863,000              October 31, 2003
       452,000              October 31, 2004
       244,000              October 31, 2005
       810,000              October 31, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 1999 was 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales, dividends payable, unrealized gains and losses on certain futures contracts and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1999, the fund reclassified $4,309 to decrease paid-in-capital and accumulated net realized losses on investments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $27,157. These expenses have been fully amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1999, fund expenses were reduced by $18,744 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $411 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,377,086 and $11,330,356, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1999, no such restrictions have been placed on the fund.


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                            Common Shares                   Preferred Shares
                                       Votes                            Votes
                         Votes for    withheld         Votes for       withheld

Jameson Adkins Baxter    3,681,871     43,437             137             0
Hans H. Estin            3,685,096     40,212             137             0
J.A. Hill                    not applicable               137             0
Ronald J. Jackson        3,683,008     42,300             137             0
Paul L. Joskow           3,684,106     41,202             137             0
Elizabeth T. Kennan      3,682,796     42,512             137             0
Lawrence J. Lasser       3,683,571     41,737             137             0
John H. Mullin III       3,684,106     41,202             137             0
Robert E. Patterson          not applicable               137             0
William F. Pounds        3,682,996     42,312             137             0
George Putnam            3,685,096     40,212             137             0
George Putnam, III       3,683,971     41,337             137             0
A.J.C. Smith             3,682,796     42,512             137             0
W. Thomas Stephens       3,681,806     43,502             137             0
W. Nicholas Thorndike    3,685,096     40,212             137             0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: Common Shares -- 3,680,569 votes for, and 12,398 votes against, with 32,341 abstentions and broker non-votes. Preferred Shares -- 137 votes for, and 0 votes against, with 0 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


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Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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56830 183 12/99